SUPPLEMENT TO THE CLASS R6 PROSPECTUS OF
WELLS FARGO LARGE CAP STOCK FUNDS
 Wells Fargo Large Company Value Fund
 (the "Fund")

Effective immediately, the Average Annual Total Returns table in the section entitled "Performance" is replaced with the following:

Average Annual Total Returns for the periods ended 12/31/2016[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R6	4/7/2017	12.43%	12.62%	5.27%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		17.34%	14.80%	5.72%
1.

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher. The Institutional Class annual returns are substantially similar to what the Class R6 annual returns would be because the Institutional Class and Class R6 shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

August 9, 2017	0874693/P4693